================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                       ----------------------------------
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                       ----------------------------------

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]    Definitive  Proxy  Statement

[ ]    Definitive  Additional  Materials

[ ]    Soliciting  Material  Pursuant  to   240.14a-11(c) or   240.14a-12

                             CASTLE BANCGROUP, INC.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]    No  fee  required.
[ ]    Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)     Title  of  each  class  of  securities to which transaction applies:
            --------------------------------------------------------------------

     2)     Aggregate  number  of  securities  to  which  transaction  applies:
            --------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

     4)     Proposed  maximum  aggregate  value  of  transaction:
            --------------------------------------------------------------------

     5)     Total  fee  paid:
            --------------------------------------------------------------------

[ ]       Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
            --------------------------------------------------------------------

     2)     Form,  Schedule  or  Registration  Statement  No.:
            --------------------------------------------------------------------

     3)     Filing  Party:
            --------------------------------------------------------------------

     4)     Date  Filed:
            --------------------------------------------------------------------

                             CASTLE  BANCGROUP,  INC.

                                     NOTICE

                                       OF

          ANNUAL  MEETING  OF  STOCKHOLDERS  TO  BE  HELD  MAY  25,  2000



     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Annual Meeting") of Castle BancGroup, Inc., a Delaware corporation (the "Corporation"), will be held in the community room of First National Bank in DeKalb/Sycamore, 511 West State Street, Sycamore, Illinois, on Thursday, May 25, 2000 at 2:00 p.m.

     The  Annual  Meeting  is  for  the  purpose of considering and acting upon:

     (1)     The  election  of  three  directors  of  the  Corporation;  and

     (2) Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders of record at the close of business on April 14, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By  order  of  the  Board  of  Directors,


/s/ David  B.  Castle
---------------------
David  B.  Castle
Secretary


DeKalb,  Illinois
April  26,  2000


IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                                       OF

                             CASTLE BANCGROUP, INC.
                            121 WEST LINCOLN HIGHWAY
                             DEKALB, ILLINOIS 60115
                                 (815)758-7007

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2000



--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Castle BancGroup, Inc. (the "Corporation") from holders of the Corporation's outstanding shares of common stock, par value $.33 1/3 per share ("Common Stock"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 25, 2000 at 2:00 p.m. in the community room of First National Bank in DeKalb/Sycamore, 511 West State Street, Sycamore, Illinois, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

     The Corporation will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Corporation and its subsidiaries, without receiving additional compensation therefor, may solicit proxies in person, by telephone or by facsimile. The Corporation may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are first being mailed to the Corporation's stockholders on or about April 26, 2000.


--------------------------------------------------------------------------------
                          VOTING AT THE ANNUAL MEETING
--------------------------------------------------------------------------------

     The close of business on April 14, 2000 has been fixed as the record date (the "Record Date") for the determination of stockholders of the Corporation entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Corporation had 4,375,008 shares of Common Stock issued and outstanding.

     Each proxy that is properly signed and received before the Annual Meeting and not subsequently revoked will be voted in accordance with the instructions on such proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THE PROXY AND IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Any stockholder has the right to revoke a proxy at any time before its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Corporation a later-dated proxy or by mailing written notice of revocation to Castle BancGroup, Inc., 121 West Lincoln Highway, DeKalb, Illinois 60115, Attention: David B. Castle, Secretary. A stockholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein or any adjournments of such meeting.

     A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the

Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors will determine whether a quorum is present.

     Stockholders have the right to cumulative voting in the election of directors. Under cumulative voting, each stockholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of directors to be elected. Each stockholder may cast all of those votes for a single nominee or may distribute the votes among as many of the nominees as such stockholder deems appropriate. Cumulative votes for which a proxy is given will be divided equally among all director nominees for whom authority has been given. NOTWITHSTANDING THE FOREGOING, THE PROXY HOLDERS RESERVE THE RIGHT, EXERCISABLE IN THEIR SOLE DISCRETION, TO VOTE PROXIES CUMULATIVELY SO AS TO ELECT ALL OR AS MANY AS POSSIBLE OF SUCH DIRECTOR NOMINEES DEPENDING UPON THE CIRCUMSTANCES AT THE ANNUAL MEETING. In voting on all other matters that may properly come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock held.

     Stockholders who hold their shares in "street name" through a broker, bank or other nominee will receive voting instructions from their broker, bank or nominee that must be followed in order for them to direct how they want their shares to be voted. If any stockholder holding shares through a broker, bank or other nominee wants to vote his or her shares in person at the Annual Meeting, such stockholder must obtain a proxy, executed in his or her favor, from their broker, bank or nominee indicating that the stockholder was the beneficial owner of the shares on the Record Date.


--------------------------------------------------------------------------------
                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth, as of the Record Date, the number of shares of Common Stock beneficially owned by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, each director nominee of the Corporation, each director, the "named executive officers" (as defined below) and all director nominees, directors and executive officers of the Corporation as a group.

                                        AMOUNT AND NATURE OF    PERCENT OF COMMON
NAME OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)  STOCK OUTSTANDING
------------------------               -----------------------  ------------------

PRINCIPAL STOCKHOLDERS:

John W. Castle                                      511,016(2)          11.52%(12)
  208 Miller Avenue
  DeKalb, Illinois 60115

David B. Castle                                     394,074(3)               9.01%
  2851 Country Club Lane
  DeKalb, Illinois 60115

Amy W. Castle                                       376,008(3)               8.59%
  329 Lower Flat Creek Road
  Alexander, North Carolina 28701

Harry D. Castle                                     376,008(3)               8.59%
  4909 Orchard Ave., Apt. 105
  San Diego, California 92107


                                        2

John L. Castle                                      376,008(3)               8.59%
  1013 Fisk Road
  Compton, Illinois 61318

James N. McInnes                                    304,268(2)           6.89%(12)
  79 Edgebrook Drive
  Sandwich, Illinois 60548

Ernest A. Basler                                 275,426(2)(4)           6.27%(12)
  515 East 4th Street
  Sandwich, Illinois 60548

Shirley M. Basler                                   224,450(5)               5.13%
  515 East 4th Street
  Sandwich, Illinois 60548

DIRECTOR NOMINEES, DIRECTORS AND
NAMED EXECUTIVE OFFICERS:(6)

Bruce P. Bickner                                     64,532(2)           1.47%(12)

Peter H. Henning                                  34,374(2)(7)                  *

Kathleen L. Halloran                                  1,500(2)                  *

Richard C. McGinity                                   1,500(2)                  *

Dewey R. Yaeger                                   35,308(2)(8)                  *

Robert T. Boey                                    25,281(2)(9)                  *

Donald E. Kieso                                  40,503(2)(10)                  *

Ronald L. Hovermale                                   7,006(2)                  *

Thomas D. Young                                  13,769(2)(11)                  *

All director nominees, directors and                737,414(2)          16.45%(13)
executive officers as a group (11
persons)
____________________________

(1) Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

(2) Includes the following shares which the beneficial owner has the right to acquire within 60 days through exercise of stock options: J. Castle - 60,000 shares; J. McInnes - 40,000 shares; E. Basler - 16,000 shares; B. Bickner - 3,000 shares; P. Henning - 3,000 shares; K. Halloran - 1,500 shares; R. McGinity - 1,500 shares; D. Yaeger - 24,000 shares; R. Boey - 3,000 shares; D. Kieso - 3,000 shares; R. Hovermale - 0 shares; T. Young - 9,250 shares; and all director nominees, directors and executive officers as a group - 108,600 shares.

(3) Includes 90,000 shares held in the David B. Castle 1992 Trust, 90,000 shares held in the Amy W. Castle 1992 Trust, 90,000 shares held in the Harry D. Castle 1992 Trust and 90,000 shares held in the John L. Castle 1992 Trust (360,000 shares in the aggregate). David B. Castle, Amy W. Castle, Harry D. Castle and John L. Castle act collectively as trustee for each of these trusts with shared voting and investment power. The 360,000 shares held by the trusts are reported in the table above in the beneficial ownership totals for each of David B. Castle, Amy W. Castle, Harry D. Castle and John L. Castle.

(4) Includes 200,450 shares owned jointly with Shirley M. Basler, Mr. Basler's wife, which are also reported as beneficially owned by Shirley M. Basler.

(5) Includes 200,450 shares owned jointly with Ernest A. Basler, Ms. Basler's husband, which are also reported as beneficially owned by Ernest A. Basler.


                                        3

(6) Information with respect to John W. Castle, Director, Chairman of the Board and Chief Executive Officer, is included above under Principal Stockholders.

(7)     Includes  240  shares  owned  jointly  with  Mr.  Henning's  wife.

(8)     Includes  465  shares  owned  by  Mr.  Yaeger's  wife.

(9)     Includes  6,239  shares  owned  jointly  with  Mr.  Boey's  wife.

(10) Includes 6,000 shares owned by Mr. Kieso's wife. Mr. Kieso disclaims beneficial ownership of these shares.

(11)    Includes  2,000  shares  owned  jointly  with  Mr.  Young's  wife.

(12) Percentage is calculated on a partially diluted basis, assuming only the exercise of stock options by such individual which are exercisable within 60 days.

(13) Percentage is calculated on a fully diluted basis, assuming the exercise of all stock options of directors and executive officers which are exercisable within 60 days.

*       Less  than  1%.

--------------------------------------------------------------------------------
                     PROPOSAL NO.  1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors is comprised of eight directors (three Class I directors, two Class II directors and three Class III directors). The Corporation's Certificate of Incorporation provides that directors are elected for terms of three years, approximately one-third of whom are elected annually. Three directors will be elected as Class III directors at the Annual Meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Bruce P. Bickner, John W. Castle and Peter H. Henning.

     Each of the nominees has agreed to serve as a director if elected, and the Corporation has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Corporation to serve as director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Corporation, unless the number of directors shall have been reduced by the Board. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF BRUCE P. BICKNER, JOHN W. CASTLE AND PETER H. HENNING AS DIRECTORS OF THE CORPORATION.

     The three individuals receiving the highest number of votes cast will be elected as directors of the Corporation.

     The following table sets forth information with respect to the director nominees, continuing directors and executive officers of the Corporation.

                                                       YEAR TERM
                                      DIRECTOR OR    AS A DIRECTOR
NAME                         AGE(1)  OFFICER SINCE      EXPIRES         POSITION WITH THE CORPORATION
---------------------------  ------  --------------  -------------  -------------------------------------
DIRECTOR NOMINEES
Bruce P. Bickner                 56           1991            2000  Director
John W. Castle                   66           1984            2000  Director, Chairman and CEO
Peter H. Henning                 52           1988            2000  Director

CONTINUING DIRECTORS
Kathleen L. Halloran             47           1998            2001  Director
Richard C. McGinity              55           1997            2001  Director
Dewey R. Yaeger                  59         2000(2)           2001  Director, President and COO
Robert T. Boey                   60           1992            2002  Director
Donald E. Kieso                  63           1993            2002  Director

OTHER EXECUTIVE OFFICERS(3)
Ronald L. Hovermale              60           1997                  Senior Vice President-Operations,
                                                                    Information Systems and Human
                                                                    Resources
Thomas D. Young                  54           1995                  Senior Vice President-Marketing,
                                                                    Planning and Retail Services Delivery
Micah R. Bartlett                26           1998                  Vice President and Controller
_________________________

(1)     At  January  1,  2000.

(2)     Effective  March  1,  2000,  the Board of Directors increased the size of the Board from seven to eight and  appointed  Dewey  R.  Yaeger  to  fill  the  vacancy  created  by  such  increase.

(3)     John  W.  Castle, Chairman of the Board and Chief Executive Officer of the Corporation, and Dewey
        R. Yaeger,  President  and  Chief Operating Officer, are listed above under Director Nominees and under Continuing Directors,  respectively.

DIRECTOR  NOMINEES:
------------------

     Bruce P. Bickner is Executive Vice President of the Agricultural Sector of Pharmacia Corporation. From 1986 to the present, Mr. Bickner has served as the Chairman and Chief Executive Officer of DeKalb Genetics Corporation, a Pharmacia
subsidiary.   He  is  also  a  director  of  Nicor,  Inc.

     John W. Castle is the Chairman of the Board and Chief Executive Officer of the Corporation and has held such offices since 1984. He is also a director of Castle Bank, N.A.

     Peter H. Henning is the Chairman and Chief Executive Officer of Plano Molding Company, a manufacturer of proprietary and custom plastic injection molded products, and has held such position for more than the past five years. He is also a director of Castle Bank, N.A.

CONTINUING  DIRECTORS:
---------------------

     Kathleen L. Halloran is Executive Vice President Finance and Administration of Nicor, Inc., a holding company whose principal subsidiary is Nicor Gas which is a local gas distribution utility. She has held such position or similar positions with Nicor, Inc. for more than the past five years.

     Richard C. McGinity is the President of School Street Capital Group, Inc., an investment banking firm based in Boston, Massachusetts serving privately owned companies and their owners, and has held such position for more than the past five years.

     Dewey R. Yaeger is the President and Chief Operating Officer of the Corporation. He is a director of Castle Bank Harvard, N.A., First National Bank in DeKalb and Castle Bank, N.A. From 1993 to 1997 he was President and Chief Executive Officer of Central National Bank of Mattoon, Mattoon, Illinois.

     Robert T. Boey is the President and co-owner of American Bare Conductor, Inc., a manufacturer of electrical copper wire and cable products, and has held such position since 1985. Mr. Boey is also a partner and co-owner of Sycamore Industrial Park Associates. He is also a director of First National Bank in DeKalb.

     Donald E. Kieso is the KPMG Emeritus Professor of Accountancy at Northern Illinois University and is also a CPA and a self-employed author of accounting and business textbooks and has held such positions for more than the past five years. He is also a director of Castle Bank, N.A.

OTHER  EXECUTIVE  OFFICERS:
--------------------------

     Ronald L. Hovermale is the Senior Vice President - Operations, Information Systems and Human Resources of the Corporation. From 1986 to 1994 he was Senior Vice President of Human Resources and Operations for Bank One, Springfield, Illinois, and from 1991 to 1994 he was Director of Human Resources of Banc One Illinois Corporation.

     Thomas D. Young is the Senior Vice President - Marketing, Planning and Retail Services Delivery of the Corporation. From 1992 to 1995 he was a mortgage banker for Premier Home Financing, Inc. From 1989 to 1992 he was Vice President and Regional Manager for First Nationwide Bank.

     Micah R. Bartlett is the Vice President and Controller of the Corporation. From 1996 to 1997, Mr. Bartlett was Vice President and Cashier of Central National Bank of Mattoon. From 1990 to 1996, Mr. Bartlett served as Assistant Vice President of Finance and in other capacities for First National Bank of Raymond.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Corporation conducts its business through meetings of the full Board and through meetings of committees of the Board. The Board of Directors maintains an Audit, Compensation and Nominating Committee. The Board of Directors held nine meetings during 1999. During 1999, no director of the Corporation attended fewer than 75% of the total meetings of the Board or of the committees on which such Board member served.

     The Audit Committee is comprised of Kathleen L. Halloran, Richard C. McGinity and Donald E. Kieso. Donald E. Kieso is Chairman of the Committee.

The Audit Committee's duties include reviewing the scope of internal and external accounting controls and audit procedures, the Corporation's accounting principles, policies and practices and financial reporting, and the results of internal and external audits conducted with respect to the Corporation and its subsidiaries. The Committee also recommends to the Board of Directors the selection of the Corporation's independent auditors. The Audit Committee met five times during 1999.

     The Compensation Committee is comprised of Robert T. Boey, Bruce P. Bickner and Peter H. Henning. Bruce P. Bickner is Chairman of the Committee. The Compensation Committee annually reviews all aspects of the compensation for the Chief Executive Officer and for the Chief Operating Officer of the Corporation, including the appropriateness of executive compensation and benefit programs, and is responsible for recommending to the Board of Directors the specific individual annual goals and objectives of the Chairman of the Board (Chief Executive Officer) and the President (Chief Operating Officer). The Compensation Committee also recommends to the subsidiary Boards of Directors the salary levels for subsidiary senior management. The Compensation Committee met four times during 1999.

     The Nominating Committee is comprised of Bruce P. Bickner and Peter H. Henning. Peter H. Henning is Chairman of the Committee. John W. Castle, as Chairman of the Board of the Corporation, serves as an ex-officio member of the Committee. The Nominating Committee reviews the requirements for service as a director of the Corporation, reviews potential candidates for director, proposes nominees for director and recommends the successor to the Chairman when a vacancy occurs in that position. The Nominating Committee did not meet during 1999.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table summarizes compensation for services to the Corporation and the Corporation's subsidiaries for the years ended December 31, 1999, 1998 and 1997 paid to or earned by the Chief Executive Officer of the Corporation and the three other most highly compensated executive officers of the Corporation whose salary and bonus exceeded $100,000 for the year ended December 31, 1999. No other executive officer's salary and bonus exceeded $100,000 for the year ended December 31, 1999. These individuals are sometimes hereinafter referred to as the "named executive officers." All share amounts have been adjusted for the two-for-one stock split in the form of a 100% stock distribution, which was paid out of authorized but unissued shares to stockholders of record on May 10, 1999.

                                          ANNUAL COMPENSATION(1)  Securities   All Other
         NAME AND                         ----------------------  Underlying    Compen-
     PRINCIPAL POSITION           Year      SALARY       BONUS    Options (#)  sation(2)
-------------------------------  -------  ----------  ----------  -----------  ----------
John W. Castle                     1999     $230,000    $     --            --  $  18,872
  Chairman of the Board and        1998     $223,500    $121,808            --  $  35,896
  Chief Executive Officer          1997     $223,500    $ 34,556            --  $  31,706


Dewey R. Yaeger                    1999     $165,000    $ 20,000        16,000  $  14,400
  President and Chief Operating    1998     $150,000    $ 75,000        16,000  $  10,433
  Officer                        1997(3)    $ 87,077    $ 14,175        16,000  $      --


Ronald L. Hovermale                1999     $101,754    $     --            --  $  26,400
  Senior V. P.-Operations,         1998     $101,754    $     --            --  $  24,400
  Information Systems and        1997(4)    $ 15,655    $     --            --  $  18,400
Human Resources


Thomas D. Young                    1999     $110,000    $  2,400            --  $   9,779
  Senior V.P.-Marketing,           1998     $110,000    $ 29,700         3,000  $  15,871
  Planning and Retail Services     1997     $102,500    $  4,100         1,000  $  12,925
  Delivery

____________________________

(1)     None  of  the named executive officers received any perquisites or other personal benefits, securities, or property  in  an amount exceeding 10% of his salary  and bonus  during  1997,  1998  and  1999.

(2)     For  each  of  the  named  executive  officers,  this amount consists entirely of contributions  by the Corporation  under its Profit Sharing Plan and Supplemental
        Profit Sharing Plan except that for Mr. Hovermale it only  includes  the purchase price  for 1,600 shares of the Corporation's Common Stock purchased in his behalf by the  Corporation  in  each  of  1997,  1998  and  1999.

(3)     Dewey  R.  Yaeger joined the Corporation on April 24, 1997.  The 1997 information for Mr. Yaeger only reflects the period from April 24, 1997 to December 31, 1997.

(4)     Ronald  L. Hovermale  joined  the  Corporation  on  October  27,  1997.  The 1997 information for Mr. Hovermale only reflects the period from October 27,  1997  to
        December  31,  1997.

     The following table sets forth information regarding individual grants of stock options made during 1999 to Dewey R. Yaeger. No stock option grants were made during 1999 to the other named executive officers.

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                            NUMBER OF     PERCENT OF                               STOCK PRICE
                           SECURITIES    TOTAL OPTIONS                           APPRECIATION FOR
                           UNDERLYING    GRANTED TO      EXERCISE                  OPTION TERM
                             OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION  -------------------
NAME                       GRANTED (#)   FISCAL YEAR    PER SHARE      DATE       5%         10%
-------------------------  -----------  --------------  ----------  ----------  ---------  --------
Dewey R. Yaeger              16,000(1)            100%  $    16.00     5/01/09   $160,997  $407,998
_________________________

(1)     The  options  become  exercisable with respect to 25% of the shares covered thereby on each of the first  four  anniversaries  of  the  date  of  grant.


     The following table sets forth information regarding the year-end values of unexercised stock options held by the named executive officers.

                                                     NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED   IN-THE-MONEY STOCK
                                                   STOCK OPTIONS AT FISCAL     OPTIONS AT
                                                      YEAR END (#)          FISCAL YEAR END(1)
                         SHARES                 --------------------------  --------------------
                        ACQUIRED       VALUE                                 EXER-       UNEXER-
NAME                 ON EXERCISE (#)  REALIZED  EXERCISABLE  UNEXERCISABLE  CISABLE      CISABLE
-------------------  ---------------  --------  -----------  -------------  --------     -------
John W. Castle              --           --          60,000           --    $375,000     $     -
Dewey R. Yaeger             --           --          12,000         36,000  $ 18,000     $18,000
Ronald L. Hovermale         --           --             --            --    $    --      $    --
Thomas D. Young             --           --           9,250          2,750  $ 45,125     $ 1,125
_________________________

(1)     This  amount  represents  the difference between the market value of  one share  of  the
        Corporation's  Common  Stock on December 31, 1999 ($13.25) and the option exercise price times the total number of shares subject to exercisable or unexercisable  options.

     Employment Agreements. The Corporation has entered into an employment agreement with Dewey R. Yaeger, effective January 1, 1999, providing for Mr. Yaeger's employment as President and Chief Operating Officer for an initial term of two years. Mr. Yaeger will receive an annual base salary of $165,000 (subject to future increase) and certain other benefits, including participation in the Corporation's incentive, retirement, medical and other employee benefit plans. The employment agreement provides for increased benefits to Mr. Yaeger under certain circumstances if Mr. Yaeger's employment with the Corporation is terminated other than for "good cause" or if Mr. Yaeger elects to terminate his employment for "good reason" or if Mr. Yaeger's employment terminates following a "change of control"of the Corporation. "Good cause," "good reason" and "change of control" are terms defined in the employment agreement. A copy of this agreement is filed as an exhibit to the Corporation's Form 10-K for its 1999 fiscal year.

     In addition, the Corporation has entered into an agreement for services with Ronald L. Hovermale dated as of September 26, 1997. The original term of the agreement provided for its expiration on December 31, 1999. The agreement was amended on March 12, 1999 to, among other things, extend the term of the agreement to January 15, 2001. Under the terms of the agreement, as amended,

Mr. Hovermale serves as Senior V. P. - Operations, Information Systems and Human Resources of the Corporation. A copy of this agreement is filed as an exhibit to the Corporation's Form 10-K for its 1998 fiscal year.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Each non-employee director of the Corporation received a quarterly retainer of $1,500 in 1999. In addition, each non-employee director received a fee of $1,000 for each Board meeting attended and a fee of $300 ($400 if committee chairman) for each committee meeting attended. If a non-employee director is also a director of any subsidiary of the Corporation, such non-employee director also receives fees in such capacities. Pursuant to the Corporation's Stock
Benefit Plan, when a non-employee becomes a new director of the Corporation, such new non-employee director is automatically granted an option to purchase 3,000 shares of Common Stock. Directors who are employees of the Corporation or its subsidiaries do not receive additional compensation for serving as directors of the Corporation or any of its subsidiaries.


--------------------------------------------------------------------------------
                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The members of the Compensation Committee of the Corporation during the fiscal year ended December 31, 1999 were Bruce P. Bickner (Chairman), Robert T. Boey, and Peter H. Henning. No member of the Compensation Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

     The Compensation Committee's goal in setting executive compensation is to attract, retain, motivate and reward highly qualified management to achieve the Corporation's business objectives. This executive compensation program is integrated with the Corporation's annual and long-term business plans in order to provide a strategic link between corporate performance and executive compensation. The components of the corporate compensation program are base salary, performance incentives (bonus), the Profit Sharing Plan, the Supplemental Profit Sharing Plan and the Stock Benefit Plan.

     The Compensation Committee's approach to setting compensation for executive officers is to review their compensation relative to the Corporation's financial results, including growth in earnings, increase in share value, the rate of return on assets and equity, and various measures of productivity and efficiency. Additionally, the Committee reviews performance relative to attainment of specific corporate and individual objectives that are set before each year. The Committee also considers the Corporation's and the subsidiary's standing in the community it serves, ratings by regulatory authorities and views of the Corporation's independent auditors.

     In determining the reasonableness of each executive officer's total compensation, the Compensation Committee reviewed information from studies and reports including, among others, the Bank Administration Institute's Key Executive Compensation Survey, the Illinois Bankers Association Midwest Bank Holding Company Executive Compensation Report, and SNL Security's Executive Compensation Review. These reports compile total compensation data based on asset size and geographic region including salary ranges by position. The Committee used the information found in these reports to set the salary ranges (minimum, midpoint and maximum) for the CEO and COO positions in the salary administration program.

     The base salaries and annual incentive objectives for the current year were established before the beginning of the year. The level of incentive compensation is determined by the Committee after year-end, based upon a review of performance against predetermined objectives. The 1999 incentive compensation was based upon actual performance compared to both financial and individual objectives. The financial objectives were evaluated against holding company, subsidiary, and consolidated annual budgets. The plan requires certain minimum financial objectives be met before incentives can be paid for accomplishment of either financial or individual objectives.

     Mr. Castle's base salary was increased $6,500 from $223,500 for 1998 to $230,000 for 1999. Mr. Yaeger's base salary was increased $15,000 from $150,000 for 1998 to $165,000 for 1999. These levels were approximately at the midpoint of the salary range established for the respective positions in the company's salary administration program. The Committee considered several factors in setting base salaries: (i) relative base salary as compared to others; (ii) increased responsibilities of corporate governance; (iii) continued improvement in share value relative to prior years; (iv) favorable perception by the local community, regulators and professional consultants; (v) efficiencies gained during 1998 from consolidating "back office" operations; (vi) progress developing company wide marketing strategies; (vii) improved investor relations;
(viii) improved strategic and annual planning and budgeting processes; and (ix) consultation with other members of the Board of Directors.

     Mr. Castle and Mr. Yaeger in 1999 were eligible to receive base bonus amounts of $115,000 and $66,000, respectively. Of the $115,000 eligibility for Mr. Castle, $69,000 was related to financial objectives and $46,000 was related to individual objectives. Of the $66,00 eligibility for Mr. Yaeger, $39,600 was related to financial objectives and $26,400 was related to individual objectives. The plan allows for the actual bonus award to be higher or lower than the base amount depending on financial and individual performance. The Committee determined that neither Mr. Castle nor Mr. Yaeger was eligible for incentive compensation (cash bonus) under the Corporation's incentive compensation plan since the minimum 1999 financial objectives were not met. However, the Committee did award Mr. Yaeger $20,000 for performance relating to the subsidiary banks.

     Submitted  by  the  Compensation  Committee  of  the  Board  of  Directors:

                                         Bruce  P.  Bickner,  Chairman
                                         Robert  T.  Boey
                                         Peter  H.  Henning

--------------------------------------------------------------------------------
                      COMMON STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares on a cumulative basis the percentage changes since May 6, 1995 (the date on which the Common Stock was registered under Section 12 of the Securities Exchange Act of 1934) in (a) the total stockholder return on the Common Stock, (b) the total return of U.S. companies in the NASDAQ Market Index ("NASDAQ U.S."), and (c) the total return of all banking organizations traded on the NASDAQ Market ("NASDAQ Bank"). The total return information presented assumes the reinvestment of dividends.



                                 [GRAPH OMITTED]



                        5/31/95  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
NASDAQ U.S.               1.000     1.226     1.508     1.848     2.604     4.733
NASDAQ Bank               1.000     1.285     1.696     2.840     2.821     2.713
Castle BancGroup, Inc.    1.000     1.127     1.493     1.524     2.167     1.869

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Several of the Corporation's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of the banking subsidiaries of the Corporation. These persons, corporations and firms have had transactions in the ordinary course of business with the banking subsidiaries of the Corporation, including borrowings of material amounts, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     The Board of Directors has selected KPMG LLP, independent certified public accountants, to serve as the independent auditors of the Corporation and its subsidiaries for the fiscal year ending December 31, 2000. KPMG LLP has served as the Corporation's independent auditors since its inception in 1984. A representative from KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office no later than December 27, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors of the Corporation does not intend to present any other matters for action at the Annual Meeting, and the Board has not been informed that other persons intend to present any other matters for action at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Board of Directors of the Corporation.

                           CASTLE  BANCGROUP,  INC.

           Proxy  Solicited  on  Behalf  of  the  Board  of  Directors

     For  Annual  Meeting  of  Stockholders  to  be  Held  on  May  25,  2000

     The undersigned hereby appoints Dewey R. Yaeger and Robert T. Boey, each with the power to act without the other and with full power of substitution, as the attorneys and Proxies of the undersigned to represent and vote all shares of common stock of Castle BancGroup, Inc. (the "Corporation"), standing in the name of the undersigned at the close of business on April 14, 2000, at the Annual Meeting of Stockholders of the Corporation to be held in the community room of First National Bank in DeKalb/Sycamore on May 25, 2000 or at any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present on all matters coming before said meeting, as follows:

     (Continued,  and  to  be  signed  and  dated,  on  the  reverse  side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                             CASTLE BANCGROUP, INC.

                                  May 25, 2000



                  Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as in this example.

1.     ELECTION  AS  DIRECTORS  of all the nominees listed at the right.

            FOR  all  nominees                    WITHHOLD
             listed at right                      AUTHORITY
         (except  as  indicated to          to vote for all nominees
           the contrary  below)                listed at right
                   [  ]                              [  ]

INSTRUCTIONS: To withold authority to vote for any individual nominee, write that nominee's name on the line provided below.

----------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

Nominees:     Bruce  P.  Bickner
              John  W.  Castle
              Peter  H.  Henning


2. In their discretion, on such other matter that may properly come before the meeting and any adjournments thereof.

The shares represented by this proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" the election of all nominees listed hereon.

This proxy may be revoked before to the exercise of the powers conferred by the proxy.

Please  sign  below,  date  and  return  promptly.

                       Please  check  box  if  you  plan  to  attend.  [_]


Signature                                                      Dated:      ,2000
          -------------------     ---------------------------        -----
                                   Signature If Held Jointly

IMPORTANT:  Please  sign exactly as name appears hereon.  When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.